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Exhibit 10.1

AMENDMENT NO. 1 TO LETTER AGREEMENT

        AMENDMENT NO. 1 (the "Amendment"), dated as of August 22, 2002, to the Letter Agreement, dated as of March 18, 1997 (the "Agreement"), between SICOR Inc. (formerly known as Gensia Sicor Inc.), a corporation organized under the laws of Delaware (the "Company"), Rakepoll Finance N.V., a corporation organized under the laws of The Netherlands Antilles and Mr. Donald E. Panoz.

W I T N E S S E T H:

        NOW, THEREFORE; the parties hereto hereby agree as follows:

        1.    Amendment of Paragraph 5 on Page 2.    Paragraph 5 on page 2 of the Agreement is hereby amended by deleting such paragraph in its entirety and substituting in lieu thereof the following:

        "5.    You will receive:

          (a)  20,356 shares of the Company's Common Stock to be delivered to you within ten business days of execution of the Amendment, and

          (b)  On or before February 28 of each year beginning in 2003 and continuing through and including 2010, the Company will pay you $100,000 in cash."

        2.    Full Force and Effect.    Except as modified, amended or supplemented above, all rights, terms and conditions of the Agreement shall remain in full force and effect.

        3.    Governing Law.    The Agreement, as amended, shall be governed by and construed under the laws of the State of California (irrespective of its choice of law principles).

        4.    Counterparts.    This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

        IN WITNESS WHEREOF, the parties have executed this Amendment to the Agreement as of the date first written above.

SICOR INC.

By:	/s/ MARVIN SAMSON Name: Marvin Samson Title: President and Chief Executive Officer

RAKEPOLL FINANCE N.V.

By:	/s/ CARLO SALVI Name: Carlo Salvi Title: Chairman of the Board

DONALD E. PANOZ

By:	/s/ DONALD E. PANOZ Name: Donald E. Panoz

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  Exhibit 10.1